SEC File Nos. 33-54444
              811-7338

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              FORM N-1A
                         Registration Statement
                                 Under
                        the Securities Act of 1933
                     Post-Effective Amendment No.  7
                                  and
                         Registration Statement
                                 Under
                    The Investment Company Act of 1940
                          Amendment No.  9

                 CAPITAL WORLD GROWTH AND INCOME FUND, INC.
              (Exact Name of Registrant as specified in charter)
                         333 South Hope Street
                     Los Angeles, California 90071
                 (Address of principal executive offices)
             Registrant's telephone number, including area code:
                             (213) 486-9200

                            Vincent P. Corti
                 Capital Research and Management Company
                          333 South Hope Street
                     Los Angeles, California 90071
                 (name and address of agent for service)


                               Copies to:
                       MICHAEL J. FAIRCLOUGH, ESQ.
                          O'Melveny & Myers LLP
                          400 South Hope Street
                      Los Angeles, California  90071
                       (Counsel for the Registrant)

Title of Securities being Registered:  Shares of Capital Stock ($0.01 par value)

                Approximate date of proposed public offering:
It is proposed that this filing become effective on February 1, 1998,  pursuant to paragraph (b) of rule 485.


                   CAPITAL WORLD GROWTH AND INCOME FUND, INC.
                              CROSS REFERENCE SHEET

      ITEM NUMBER OF
      PART "A" OF FORM N-1A                       CAPTIONS IN PROSPECTUS (PART "A")

1.    Cover Page                                  Cover Page

2.    Synopsis                                    Expenses

3.    Condensed Financial Information             Financial Highlights; Investment Results

4.    General Description of Registrant           Investment Policies and Risks; Securities and
                                                  Investment Techniques; Multiple Portfolio
                                                  Counselor System; Fund Organization and
                                                  Management

5.    Management of the Fund                      Expenses; Financial Highlights; Securities and
                                                  Investment Techniques; Multiple Portfolio
                                                  Counselor System; Fund Organization and
                                                  Management

6.    Capital Stock and Other Securities          Investment Policies and Risks; Securities and
                                                  Investment Techniques; Dividends, Distributions
                                                  and Taxes; Fund Organization and Management

7.    Purchase of Securities Being Offered        Purchasing Shares; Fund Organization and
                                                  Management; Shareholder Services

8.    Redemption or Repurchase                    Selling Shares

9.    Legal Proceedings                           N/A



      ITEM NUMBER OF                              CAPTIONS IN STATEMENT OF
      PART "B" OF FORM N-1A                       ADDITIONAL INFORMATION (PART "B")

10.   Cover Page                                  Cover

11.   Table of Contents                           Table of Contents

12.   General Information and History             Fund Organization and Management (Part "A")

13.   Investment Objectives and Policies          Securities and Investment Techniques (Part "A");
                                                  Description of Certain Securities and Investment
                                                  Techniques; Investment Restrictions

14.   Management of Registrant                    Fund Directors and Officers; Management

15.   Control Persons and Principal

      Holders of Securities                       Fund Directors and Officers

16.   Investment Advisory and Other               Management; Fund Organization and Management (Part
      Services                                    "A"); General Information

17.   Brokerage Allocation and Other              Execution of Portfolio Transactions
      Practices

18.   Capital Stock and Other Securities          N/A

19.   Purchase, Redemption and Pricing
      of Securities Being Offered                 Purchase of Shares; Purchasing Shares (Part "A");
                                                  Shareholder Account Services and Privileges;
                                                  Redeeming Shares

20.   Tax Status                                  Dividends, Distributions and Federal Taxes

21.   Underwriter                                 Management -- Principal Underwriter

22.   Calculation of Performance Data             Investment Results

23.   Financial Statements                        Financial Statements



Item in Part "C"


24.   Financial Statements and Exhibits

25.   Persons Controlled by or Under Common
      Control with Registrant

26.   Number of Holders of Securities

27.   Indemnification

28.   Business and Other Connections of
      Investment Adviser

29.   Principal Holders

30.   Location of Accounts and Records

31.   Management Services

32.   Undertakings

      Signature Page



                            The American Funds Logo

--------------------------------------------------------------------------------

                              Capital World Growth
                                and Income Fund
                                   Prospectus

                             FEBRUARY 1, 1998

CAPITAL WORLD GROWTH AND INCOME FUND
333 South Hope Street
Los Angeles, CA 90071

----------------------------------
TABLE OF CONTENTS

Expenses                         3
 ..................................
Financial Highlights             4
 ..................................
Investment Policies and Risks    5
 ..................................
Securities and Investment
Techniques                       6
 ..................................
Multiple Portfolio Counselor
System                           8
Investment Results              10
 ..................................
Dividends, Distributions and
Taxes                           12
 ..................................
Fund Organization and
Management                      13
 ..................................
Shareholder Services            16

----------------------------------

The fund's investment objective is to seek long-term capital growth while providing current income. The fund invests, on a global basis, in a diversified portfolio of common stocks and other equity-type securities, bonds, and money market instruments that are denominated in U.S. dollars or other currencies.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

33-010-0298

--------------------------------------------------------------------------------
EXPENSES

The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Operating expenses are paid by the fund.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                          5.75%
 ...................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------

Management fees                                            0.44%
 ...................................................................
12b-1 expenses                                             0.23%(1)
 ...................................................................
Other expenses                                             0.15%
 ...................................................................
Total fund operating expenses                              0.82%

(1) 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                     $  65
 ...................................................................
Three years                                                  $  82
 ...................................................................
Five years                                                   $ 100
 ...................................................................
Ten years                                                    $ 153

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

                          CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS    3

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, independent accountants. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

PER-SHARE DATA AND RATIOS

                                                               YEARS ENDED NOVEMBER 30
                                                             ...........................
                                                      1997     1996     1995     1994    1993(1)
                                                     ----------------------------------------------
Net asset value, beginning of period                  $23.77   $20.22   $17.81   $17.00   $15.08
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   .640      .70      .61      .52      .29
 ...................................................................................................
Net realized and unrealized gain on investments        3.045     3.91     2.72      .75     1.86
 ...................................................................................................
Total income from investment operations                3.685     4.61     3.33     1.27     2.15
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net investment income               (.650)(2) (.72)(2) (.63)    (.46)    (.23)
 ...................................................................................................
Distributions from net realized gains                  (.915)    (.34)    (.29)      --       --
 ...................................................................................................
Total distributions                                   (1.565)   (1.06)    (.92)    (.46)    (.23)
 ...................................................................................................
Net asset value, end of period                        $25.89   $23.77   $20.22   $17.81   $17.00
---------------------------------------------------------------------------------------------------
Total return(1)                                       16.36%   23.67%   19.41%    7.51%   14.39%(4)
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)              $ 7,207  $ 5,139  $ 3,611  $ 2,784  $ 1,521
 ...................................................................................................
Ratio of expenses to average net assets                 .82%     .85%     .88%     .87%  .62%(3)
 ...................................................................................................
Ratio of net income to average net assets              2.53%    3.28%    3.24%    3.11%  2.01%(4)
 ...................................................................................................
Average commissions paid(5)                             .14c     .25c    1.94c    1.24c    1.31c
 ...................................................................................................
Portfolio turnover rate                               32.41%   30.18%   25.50%   18.66%  2.71%(4)
---------------------------------------------------------------------------------------------------

(1) The period ended November 30, 1993 represents the initial period of operations which began March 26, 1993.

(2) Includes 0.2 cents and 1.5 cents realized non-U.S. currency gains treated as ordinary income in 1997 and 1996, respectively, for federal income tax purposes.

(3) Excludes maximum sales charge of 5.75%.

(4) Based on operations for the period shown and, accordingly, not representative of a full year's operations.

(5) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

  4   CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS
The fund has the investment objective of seeking long-term capital growth while providing current income. The fund invests, on a global basis, in a diversified portfolio that can include common stocks and other equity-type securities (such as convertible bonds), bonds (and other fixed-income securities), and money market instruments that are denominated in U.S. dollars or other currencies.

The fund's investment adviser, Capital Research and Management Company, determines the relative mix of equity-type securities, fixed-income securities and money market instruments for the fund's portfolio as well as the countries and currencies in which the fund invests. It will do so based on its view of long-term economic and market trends, taking the relative risks and opportunities into account. Capital Research and Management Company does not intend to make frequent shifts among equity-type securities, fixed-income securities and money market instruments. Under normal market conditions, Capital Research and Management Company expects that the fund will invest principally in equity-type securities and that no more than 40% of its assets will be invested in securities of issuers domiciled in any one country. While the fund, under normal conditions, will invest principally in equity securities, the fund also expects to invest in fixed-income securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Services, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company) on a regular basis in pursuit of its investment objective. In addition, the fund may also hold cash or cash equivalents. For temporary defensive purposes the fund may invest substantially in fixed-income securities and/or money market instruments of issuers based around the world. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

                          CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS    5

--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. Certain securities purchased by the fund, particularly smaller capitalization stocks, may involve large price swings and potential for loss.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 10% of its assets in debt securities rated Baa or BBB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company. The fund does not currently intend to invest more than 5% of its assets in bonds rated Ba and BB or below or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

While the fund may purchase debt obligations of corporations and financial institutions domiciled around the world, it currently anticipates that most of its intermediate- or long-term investments outside the U.S. principally will be in governmental or quasi-governmental issues.

OTHER SECURITIES

The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa.

  6   CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS

Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

INVESTING IN VARIOUS COUNTRIES

The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

The fund does not intend to emphasize any particular country or region in making its investments. Under normal market conditions, the fund will invest in securities of issuers determined by Capital Research and Management Company to be domiciled in at least three countries, with no more than 40% of its assets invested in issuers domiciled in any one country. (In determining the domicile of an issuer, Capital Research and Management Company takes into account such factors as where the company is legally organized, maintains its principal corporate offices, or conducts its principal operations.) For temporary defensive purposes, the fund may invest principally or entirely in securities that are denominated in U.S. dollars or whose issuers are domiciled in the United States. Securities denominated in U.S. dollars include American Depositary Receipts and European Depositary Receipts. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

                          CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS    7

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of the fund's portfolio.
The primary individual portfolio counselors for the fund are listed on the following page.

  8   CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS

                                                                           YEARS OF EXPERIENCE AS
                                                                           INVESTMENT PROFESSIONAL
                                                                                (APPROXIMATE)
                                                                        ............................
                                                YEARS OF EXPERIENCE      WITH CAPITAL
    PORTFOLIO                                  AS PORTFOLIO COUNSELOR    RESEARCH AND
    COUNSELORS                                          FOR               MANAGEMENT
   FOR CAPITAL                                  CAPITAL WORLD GROWTH      COMPANY OR
 WORLD GROWTH AND                                 AND INCOME FUND            ITS
   INCOME FUND          PRIMARY TITLE(S)           (APPROXIMATE)          AFFILIATES     TOTAL YEARS
----------------------------------------------------------------------------------------------------
 THIERRY             Chairman of the Board     5 years (since the        35 years        35 years
 VANDEVENTER         and Principal             fund began operations)
                     Executive Officer of
                     the fund. Director,
                     Capital Research and
                     Management Company
----------------------------------------------------------------------------------------------------
 STEPHEN E.          Senior Vice President     5 years (since the        25 years        32 years
 BEPLER              of the fund. Senior       fund began operations)
                     Vice President,
                     Capital Research
                     Company
----------------------------------------------------------------------------------------------------
 MARK E. DENNING     Senior Vice President     5 years (since the        16 years        16 years
                     of the fund. Director,    fund began operations)
                     Capital Research and
                     Management Company
----------------------------------------------------------------------------------------------------
 JANET A.            Senior Vice President     5 years (since the        16 years        22 years
 MCKINLEY            of the fund. Director,    fund began operations)
                     Capital Research and
                     Management Company
----------------------------------------------------------------------------------------------------
 WILLIAM R.          Senior Vice President     5 years (since the        28 years        35 years
 GRIMSLEY            and Director, Capital     fund began operations)
                     Research and
                     Management Company
----------------------------------------------------------------------------------------------------
    The fund began operations on March 26, 1993.
  * Company affiliated with Capital Research and Management Company.


                          CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS    9

--------------------------------------------------------------------------------
INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                              INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1997)

                                           THE FUND         THE FUND
                                            AT NET         AT MAXIMUM
             AVERAGE ANNUAL                 ASSET             SALES           MSCI
             TOTAL RETURNS:                VALUE(1)        CHARGE(1,2)      WORLD(3)
------------------------------------------------------------------------------------
One year                                    17.99%            11.21%          16.23%
 ....................................................................................
Lifetime(4)                                 17.46%            16.01%          14.97%
------------------------------------------------------------------------------------
Yield(1,2): 2.27%
Distribution Rate(2): 2.30%

(1) These fund results were calculated according to a standard formula that is required for all stock and bond funds.
(2) The maximum sales charge has been deducted.
(3) Morgan Stanley Capital International World Index measures 22 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions or expenses.

(4) The fund began investment operations on March 26, 1993.

  10   CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.
<bar chart>

    93          94          95         96         97
  22.22        1.22        21.39     21.55      17.99

<end bar chart>

   Past results are not an indication of future results.

                         CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS    11

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund pays dividends, which may fluctuate, four times a year (usually in March, June, September and December). Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

  12   CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS

--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation in 1992. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.60% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a

                         CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS    13
percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher sales loads in lieu of these fees.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.<

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

  14   CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                                     [MAP]

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 757/670-4773

                         CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS    15

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.<

--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.<

Various purchase options are available as described below, subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

  16   CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS

X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group, generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLine(SM) (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
    AND PURCHASES.<

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of 4:00 p.m. Eastern time (the normal close of trading) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account, and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------

To establish an account...................................   $ 1,000
     For a retirement plan account........................   $   250
     For a retirement plan account through payroll           $    25
       deduction..........................................
To add to an account......................................   $    50
     For a retirement plan account........................   $    25

                         CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS    17

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                      SALES CHARGE AS A
                                        PERCENTAGE OF
                                  ........................         DEALER
                                                    NET         CONCESSION AS
                                   OFFERING        AMOUNT       % OF OFFERING
           INVESTMENT               PRICE         INVESTED          PRICE
-----------------------------------------------------------------------------
Less than $50,000                      5.75%          6.10%           5.00%
 ...........................................................................
$50,000 but less than $100,000         4.50%          4.71%           3.75%
 ...........................................................................
$100,000 but less than $250,000        3.50%          3.63%           2.75%
 ...........................................................................
$250,000 but less than $500,000        2.50%          2.56%           2.00%
 ...........................................................................
$500,000 but less than $1 million      2.00%          2.04%           1.60%
 ...........................................................................
$1 million or more and certain
other investments described below  see below      see below       see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.<

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.<

  18   CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if (i) all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals or (ii) these individuals are making gifts to other individuals or charities. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges that may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.<

                         CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS    19

--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLine(SM) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.<

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLine(SM), or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.<

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.<

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  20   CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.<

--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.<

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.<

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.<

                         CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS    21

NOTES

  22   CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS

NOTES

                         CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS    23

  FOR SHAREHOLDER      FOR RETIREMENT PLAN     FOR DEALER SERVICES
  SERVICES             SERVICES                American Funds
  American Funds       Call your employer      Distributors
  Service Company      or                      800/421-9900 ext. 11
  800/421-0180 ext. 1  plan administrator

                      FOR 24-HOUR INFORMATION

                 American          American Funds
                 FundsLine(R)      Internet Web site
                 800/325-3590      http://www.americanfunds.com

  Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

  ---------------------------------------------------------------

  MULTIPLE TRANSLATIONS

  This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
  ---------------------------------------------------------------

  OTHER FUND INFORMATION

  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

  Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent accountant's report (in the annual report).

  STATEMENT OF ADDITIONAL INFORMATION (SAI)

  Contains more detailed information on all aspects of the fund, including the fund's financial statements.

  A current SAI has been filed with the Securities and Exchange
  Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

  CODE OF ETHICS

  Includes a description of the fund's personal investing policy.
  To request a free copy of any of the documents above:

  Call American Funds     or       Write to the Secretary
  Service Company                  of the fund
  800/421-0180 ext. 1              333 South Hope Street
                                   Los Angeles, CA 90071

This prospectus has been printed on recycled paper.        [LOGO]

  24   CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS

                 CAPITAL WORLD GROWTH AND INCOME FUND, INC.
                                Part B

                     Statement of Additional Information
                           FEBRUARY 1,  1998<

This document is not a prospectus but should be read in conjunction with the current prospectus of Capital World Growth and Income Fund, Inc. (the "fund") dated February 1, 1998. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:<

                 Capital World Growth and Income Fund, Inc.
                        Attention:  Secretary
                        333 South Hope Street
                        Los Angeles, CA  90071
                           (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

Item                                                              Page No.

Description of Certain Securities and Investment Techniques       1
Investment Restrictions                                           3
Fund Directors and Officers                                       6
Management                                                        11
Dividends, Distributions and Federal Taxes                        13
Purchase of Shares                                                16
Redeeming Shares                                                  22
Shareholder Account Services and Privileges                       23
Execution of Portfolio Transactions                               25
General Information                                               26
Investment Results                                                27
Description of Ratings for Debt Securities                        29
Financial Statements                                               Attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT POLICIES AND RISKS."


INVESTMENT POLICIES -- The fund may invest up to 10% of its assets in debt securities which are rated below the top three quality categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or securities that are unrated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company (the "Investment Adviser") including bonds rated BB and Ba or below ("junk" bonds or "high-yield, high-risk" bonds). (See "Description of Ratings for Debt Securities" below.)<

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

 SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

 PAYMENT EXPECTATIONS -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond is likely to decrease in a rising interest rate market, as is generally true with all bonds.

LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

Subsequent to its purchase by the fund, certain bonds or notes may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the fund. Neither event requires the elimination of such obligations from the fund's portfolio, but the Investment Adviser will consider such an event in its determination of whether the fund should continue to hold such obligations in its portfolio. If, however, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.


REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller
to repurchase the security at a specified time and price.    The seller must
maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the
Investment Adviser.   If the seller under the repurchase agreement defaults,
the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited. For purposes of Investment Restriction number five, under "Investment Restrictions" below, repurchase agreements maturing in excess of seven days are considered not readily marketable. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in repurchase agreements.<

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

U.S. GOVERNMENT SECURITIES -- From time to time, the fund may invest in U.S. government securities. Securities guaranteed by the U.S. government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, such securities generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer and others are supported only by the credit of the issuing government agency or instrumentality.

CASH EQUIVALENTS -- The fund invests in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months in the case of U.S. government securities). These include: (1) commercial paper (notes issued by corporations or governmental bodies); (2) certificates of deposit and banker's acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association and bank obligations; (4) securities of the U.S. Government, its agencies or instrumentalities; and (5) corporate bonds and notes.

FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss beginning on the date of the agreement.

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


                            INVESTMENT RESTRICTIONS


FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by law as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. The fund may not:<

 1. With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

 2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 3. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from engaging in currency-related options and forward or futures contracts);

 4. Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

 5. Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities traded outside the U.S. for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

 6.   Invest in companies for the purpose of exercising control or management;

 7. Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities;

 8. Issue senior securities, except as permitted under the Investment Company Act of 1940 as amended (the "1940 Act");

 9. Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage;

 10. Pledge or hypothecate assets in excess of one-third of the fund's total assets; or

 11. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (except for currency options).

The fund does not currently intend (at least for the next 12 months) to loan portfolio securities or invest in securities or other instruments backed by real estate.
NON-FUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval.

 1. The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

 2. The fund does not currently intend (at least for the next 12 months) to purchase securities on margin, except that margin payments in connection with currency-related transactions shall not constitute purchasing securities on margin.

 3. The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer (other than securities issued or guaranteed by the governments of any country or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

 4. The fund does not currently intend (at least for the next 12 months) to invest in oil, gas, or other mineral exploration or development programs or leases.

 5. The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer if those officers and Directors of the fund, its Investment Adviser or principal underwriter who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

 6. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets, valued at the lower of cost or market at the time of purchase, in warrants, including not more than 2% of such net assets in warrants that are not listed on a major stock exchange. However, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.


 7. Although the fund has no current intention of purchasing securities of other investment companies (at least for the next 12 months), it has the ability to invest up to 5% of its total assets in shares of closed-end investment companies. Additionally, the fund would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company.
(To the extent that the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.) Notwithstanding this restriction, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors and to the extent such investments are allowed by an exemptive order granted by the U.S. Securities and Exchange Commission. (The fund currently holds one security that is technically classified as an investment company (which represents less than 0.1% of the fund's portfolio as of November 30, 1997)).

 8. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in restricted securities (excluding Rule 144A securities).

 9. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5%.

                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME, ADDRESS     POSITION WITH      PRINCIPAL             AGGREGATE             TOTAL               TOTAL
AND AGE           REGISTRANT         OCCUPATION(S)         COMPENSATION          COMPENSATION        NUMBER
                                     DURING                (INCLUDING            (INCLUDING          OF FUND
                                     PAST 5 YEARS          VOLUNTARILY           VOLUNTARILY         BOARDS
                                     (POSITIONS            DEFERRED              DEFERRED            ON WHICH
                                     WITHIN THE            COMPENSATION/1/)      COMPENSATION)       DIRECTOR
                                     ORGANIZATIONS         FROM THE FUND         FROM ALL FUNDS      SERVES
                                     LISTED MAY HAVE       DURING FISCAL         MANAGED BY
                                     CHANGED DURING        YEAR ENDED            CAPITAL
                                     THIS PERIOD)          11/30/97              RESEARCH AND
                                                                                 MANAGEMENT
                                                                                 COMPANY/2/
                                                                                 FOR THE YEAR
                                                                                 ENDED
                                                                                 11/30/97

H. Frederick      Director           Private               $15,112/4/            $163,900            18
Christie                             Investor; former
P.O. Box 144                         President and
Palos Verdes                         Chief Executive
Estates, CA                          Officer, The
90274                                Mission Group
Age: 64                              (non-utility
                                     holding company,
                                     subsidiary of
                                     Southern
                                     California
                                     Edison Company)

+Paul G. Haaga, Jr.   President and      Executive Vice        None/3/               None/3/             14
333 South         Director           President and
Hope Street                          Director,
Los Angeles,                         Capital Research
CA  90071                            and Management
Age: 49                              Company

Mary Myers        Director           President and         $14,700/4/            $89,000             4
Kauppila                             Founder, Energy
One Winthrop                         Investment, Inc.
Square
Boston, MA
02110
Age: 43

Gail L. Neale     Director           President, The        $15,500/4/            $58,100             4
The Lovejoy                          Lovejoy
Consulting                           Consulting
Group                                Group, Inc.;
154 Prospect                         former Executive
Parkway                              Vice President,
Burlington,                          Salzburg
VT  05401                            Seminar; former
Age: 62                              Director of
                                     Development and
                                     the Capital
                                     Campaign,
                                     Hampshire
                                     College

Robert J.         Director           Chichele              $15,200               $39,700             3
O'Neill                              Professor of the
Vine Cottage                         History of War
Whitney, OXON                        and Fellow of
United                               All Souls
Kingdom                              College,
Age: 61                              University of
                                     Oxford

Donald E.         Director           Retired; former       $15,500               $71,850             4
Petersen                             Chairman of the
255 East                             Board and Chief
Brown                                Executive
Birmingham,                          Officer, Ford
MI  48009                            Motor Company
Age: 71

Stefanie Powers   Director           Actor;                $0/5/                 $0/5/               2
2661 Hutton                          President,
Drive                                William Holden
Beverly                              Wildlife
Hills, CA                            Foundation
90210
Age: 55

Frank Stanton     Director           President             $16,800               $35,600             2
25 West 52nd                         Emeritus, CBS
Street                               Inc.; Chairman
New York, NY                         Emeritus, The
10019                                American Red
Age: 89                              Cross

+Thierry Vandeventer   Chairman of the    Director,             None/3/               None/3/             2
3 Place des       Board and          Capital Research
Bergues           Principal          and Management
1201 Geneva,      Executive          Company
Switzerland       Officer
Age: 62

Charles Wolf,     Director           Dean, The RAND        $15,500               $60,500             4
Jr.                                  Graduate School;
1700 Main                            Senior Economic
Street                               Adviser, The
Santa Monica,                        RAND
CA  90407                            Corporation.
Age: 73



+ Directors who are considered "interested persons" of the fund as defined in the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.<

 1 Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.


 2 Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities
Fund and Washington Mutual Investors Fund, Inc.   Capital Research and
Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts, and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.<

3 Paul G. Haaga, Jr. and Thierry Vandeventer are affiliated with the Investment Adviser and, accordingly, receive no remuneration from the fund.


4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended November 30, 1997 for participating Directors is as follows: H. Frederick Christie ($26,130); Mary Myers Kauppila ($71,921); Gail L. Neale ($55,852); Donald E. Petersen ($45,453). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.<


5 Stefanie Powers was elected to the Board of Directors on December 4, 1997. She received no compensation from the fund during the fiscal year ended November 30, 1997.<

                                 OFFICERS



NAME AND ADDRESS          AGE     POSITION(S) HELD   PRINCIPAL OCCUPATION(S) DURING
                                  WITH REGISTRANT   PAST 5 YEARS

Thierry Vandeventer
 (see above)

Paul G. Haaga, Jr.
 (see above)

Larry P. Clemmensen       50      Senior Vice     Senior Vice President and Director,
333 South Hope Street             President       Capital Research and Management
Los Angeles, CA  90071                            Company; President and Director, The
                                                  Capital Group Companies, Inc.

Stephen E. Bepler         55      Senior Vice     Senior Vice President,
630 Fifth Avenue                  President       Capital Research Company
New York, NY  10111

Mark E. Denning            40      Senior Vice     Director, Capital Research and Management
25 Bedford Street                 President       Company; Senior Vice President and
London, England                                   Director, Capital Research Company

Janet A. McKinley         43      Senior Vice     Director, Capital Research and Management
630 Fifth Avenue                  President       Company; Senior Vice President, Capital
New York, NY  10111                               Research Company

Carl M. Kawaja            33      Vice President   Vice President, Capital Research Company
P.O. Box 7650
San Francisco, CA  94120

Vincent P. Corti          41      Secretary       Vice President - Fund Business Management
333 South Hope Street                             Group, Capital Research and Management
Los Angeles, CA  90071                            Company

R. Marcia Gould           43      Treasurer       Vice President - Fund Business Management
135 S. State College Blvd.                        Group, Capital Research and
Brea, CA  92821                                   Management
                                                  Company

Diana J. Prohoroff        48      Assistant       Assistant Vice President -  Fund Business
135 S. State College Blvd.        Treasurer       Management Group, Capital Research and
Brea, CA  92821                                   Management  Company

        <


All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any Director or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $9,000 per annum to Directors who are not affiliated with the Investment Adviser, plus $800 for each Board of Directors meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of January 1, 1998 the officers and Directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.<

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information on more than 2,400 companies around the world.


The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.<


INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser, dated as of February 1, 1993, will continue in effect until October 31, 1998, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).<

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the fund, provides suitable office space, necessary small office equipment and telephone facilities and utilities, and general purpose forms, supplies, stationery and postage used at the office of the fund relating to the services furnished by the Investment Adviser.

The Investment Adviser agrees that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the fund in the amount of such excess. The management fee is based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.


During the fiscal years ended November 30, 1997, 1996 and 1995, the Investment Adviser's total fee amounted to $27,481,000, $19,343,000, and $14,847,000 respectively.<


PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act . The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended November 30, 1997 amounted to $7,994,000 after allowance of $40,304,000 to dealers. During the fiscal years ended November 30, 1996 and 1995, the Principal Underwriter retained $4,496,000 and $2,990,000 after allowance of $22,759,000 and $15,545,000, respectively.<

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund is committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.


Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees). During the fiscal year ended November 30, 1997, the fund paid $14,623,000 under the Plan.<

The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income it will be taxed only on that portion, if any, of the investment company taxable income which it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Except for transactions the fund has identified as hedging transactions, the fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year.

Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.


It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.<

The amount of any realized gain or loss on closing out forward currency contracts such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

Under the Code, if within 90 days after fund shares are purchased, such shares are exchanged for the shares of any other fund in The American Funds Group and the otherwise applicable sales charge is waived, then the amount of the sales charge previously incurred in purchasing fund shares shall not be taken into account for purposes of determining the amount of any gain or loss on the exchange, but will be treated as having been incurred in the purchase of the fund shares acquired in the exchange.

Under the Code, the fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

The fund's dividends will be based on its income for federal tax purposes. Because some gains and losses from currency fluctuation are deemed to be income or loss for federal tax purposes, the fund's dividends may be more or less than interest and dividends earned by the fund.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are therefore taxable in the current calendar year even if the fund pays the dividend after December 31 but during January of the following year.


As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than 18 months is 20%, and on assets held more than one year and not more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35% ( However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.<

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.


                               PURCHASE OF SHARES


METHOD          INITIAL INVESTMENT           ADDITIONAL INVESTMENTS

                See "Investment Minimums     $50 minimum (except where a lower minimum is
                and Fund Numbers" for        noted under "Investment Minimums and Fund
                initial investment minimums. Numbers").

By contacting   Visit any investment dealer  Mail directly to your investment dealer's address
your investment who is registered in the     printed on your account statement.
dealer          state where thepurchase is
                made and who has a sales
                agreement with American Funds
                Distributors.

By mail         Make your check payable to   Fill out the account additions form at the bottom of a
                the fund and mail to the     recent account statement, make your check payable
                address indicated on the     to the fund, write your account number on your
                account application. Please  check, and mail the check and form in the envelope
                indicate an investment       provided with your account statement.
                dealer on the account
                application.

By telephone    Please contact your          Complete the "Investments by Phone" section on the
                investment dealer to         account application or American FundsLink
                open account, then follow    Authorization Form.  Once you establish the
                the procedures for           privilege, you, your financial advisor or any person
                additional investments.      with your account information can call American
                                             FundsLine(R) and make investments by telephone
                                             (subject to conditions noted in "Shareholder Account
                                             Services and Privileges - Telephone and Computer
                                             Redemptions and Exchanges" below).

By computer     Please contact your          Complete the American FundsLink Authorization
                investment dealer to open    Form.  Once you establish the privilege, you, your
                account, then follow the     financial adviser or any person with your account
                procedures for additional    information may access American FundsLine
                investments.                 OnLine(SM) on the Internet and make investments
                                             by computer (subject to conditions noted in
                                             "Shareholder Account Services and Privileges -
                                             Telephone and Computer Purchases, Redemptions
                                             and Exchanges" below).

By wire         Call 800/421-0180 to         Your bank should wire your additional investments
                obtain your account          in the same manner as described under "Initial
                number(s), if necessary.     Investment."
                Please indicate an investment
                dealer on the account.
                Instruct your bank to
                wire funds to:
                Wells Fargo Bank
                155 Fifth Street
                Sixth Floor
                San Francisco, CA 94106
                (ABA #121000248)
                For credit to the account of:
                American Funds Service Company
                a/c #4600-076178
                (fund name)
                (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.

<
--
INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income Fund(SM)     1,000                   33

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond Fund(R)   1,000                   40

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of America(SM)        1,000                   23

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of America(R)       1,000                   19

The Tax-Exempt Fund of California(R)*        1,000                   20

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of America(R)      2,500                   09

The Tax-Exempt Money Fund of America(SM)     2,500                   39

The U.S. Treasury Money Fund of America(SM)   2,500                   49

___________
*Available only in certain states.


--
For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than $100,000   4.71             4.50             3.75

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than $50,000    4.71             4.50             3.75

$50,000 but less than $100,000   4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than $250,000   3.63             3.50             2.75

$250,000 but less than $500,000   2.56             2.50             2.00

$500,000 but less than $1,000,000 2.04             2.00             1.60

$1,000,000 or more               none             none             (see below)
                                                                   --



Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. <


The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.<


Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.<

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


NET ASSET VALUE PURCHASES -- The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans, foundations and endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. <


STATEMENT OF INTENTION -- The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the "Transfer Agent"). All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.<

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.


AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if (i) all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals or (ii) these individuals are making gifts to other individuals or charities. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.<


PRICE OF SHARES -- Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.<


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:<


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.
Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.
<


Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly, to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.<

                                REDEEMING SHARES


By writing to American       Send a letter of instruction specifying the name of the fund,
Funds Service Company (at    the number of shares or dollar amount to be sold, your name
the appropriate address      and account number.  You should also enclose any share
indicated under "Fund        certificates you wish to redeem.  For redemptions over
Organization and             $50,000 and for certain redemptions of $50,000 or less (see
Management - Principal       below), your signature must be guaranteed by a bank,
Underwriter and Transfer     savings association, credit union, or member firm of a
Agent" in the prospectus)    domestic stock exchange or the National Association of
                             Securities Dealers, Inc. that is an eligible guarantor institution.
                             You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate,
                             partnership or fiduciary accounts.  Notarization by a Notary
                             Public is not an acceptable signature guarantee.

By contacting your           If you redeem shares through your investment dealer, you
investment dealer            may be charged for this service.  SHARES HELD FOR YOU IN
                             YOUR INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED
                             THROUGH THE DEALER.

You may have a redemption    You may use this option, provided the account is registered in
check sent to you by using   the name of an individual(s), a UGMA/UTMA custodian, or a
American FundsLine(R) or     non-retirement plan trust.  These redemptions may not
American FundsLine           exceed $50,000 per shareholder each day and the check
OnLine(SM) or by             must be made payable to the shareholder(s) of record and be
telephoning, faxing, or      sent to the address of record provided the address has been
telegraphing American        used with the account for at least 10 days.  See "Fund
Funds Service Company        Organization and Management - Principal Underwriter and
(subject to the conditions   Transfer Agent" in the prospectus and "Exchange Privilege"
noted in this section and in below for the appropriate telephone or fax number.
"Telephone Purchases,
Sales and Exchanges" in the
prospectus)

In the case of the money     Upon request (use the account application for the money
market funds, you may have   market funds) you may establish telephone redemption
redemptions wired to your    privileges (which will enable you to have a redemption sent to
bank by telephoning          your bank account) and/or check writing privileges.  If you
American Funds Service       request check writing privileges, you will be provided with
Company ($1,000 or more)     checks that you may use to draw against your account.
or by writing a check ($250  These checks may be made payable to anyone you
or more)                     designate and must be signed by the authorized number of
                             registered shareholders exactly as indicated on your checking account signature card.


<
---

A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTION OF SHARES -- The Transfer Agent may redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than the minimum initial investment amount required of new shareholders, (determined, for this purpose only as the greater of the shareholder's cost or current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gains distributions). Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine OnLine(SM) (see "American FundsLine(R) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.<

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.<


AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)-- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.<


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.<

                      EXECUTION OF PORTFOLIO TRANSACTIONS


Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended November 30, 1997, 1996 and 1995 amounted to $6,500,000, $5,545,000 and
$3,091,000 respectively.<

                               GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $4,345,000 for the fiscal year ended November 30, 1997.<

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, provides audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in auditing and accounting.


REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on November 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio and financial statements audited annually by the fund's independent auditors, Price Waterhouse LLP, whose selection is determined annually by the Directors. In an effort to reduce the volume of mail shareholders receive form the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.<


PERSONAL INVESTING POLICY -- The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. <

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- NOVEMBER 28, 1997

 Net asset value and redemption price per share
   (net assets divided by shares outstanding)            $ 25.89
 Maximum offering price per share
   (100/94.25 of net asset value per share, which takes into account the fund's current maximum sales load) $ 27.47


                             INVESTMENT RESULTS

The fund's yield is 2.28% based on a 30-day (or one month) period ended November 30, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.


The fund's one year total return and average annualized lifetime return ending on November 30, 1997 was 9.67% and 15.85% respectively. Total return (T) is computed by equating the value at the end of the period (ending redeemable value or ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may from time to time compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

EXPERIENCE OF INVESTMENT ADVISER -- The Investment Adviser manages nine common stock funds that are at least 10 years old. In the 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 91 of the 127 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of the Investment Adviser.

                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES

BOND RATINGS --

The ratings of Moody's and S&P represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

S & P rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

 "Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

 "Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

 "Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.

 "Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."

 "The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."

 "The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."

  "The rating 'C1' is reserved for income bonds on which no interest is being paid."

 "Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

COMMERCIAL PAPER RATINGS --

 S & P: "A-1" and "A-2" are the two highest commercial paper rating categories and are described as follows:

 "A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong."

 "A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated 'A-1'."

 MOODY'S: "Prime-1" and "Prime-2" are the two highest commercial paper rating categories and are described as follows:

 "ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  -  Leading market positions in well established industries.

  -  High rates of return on funds employed.

 - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

 - Broad margins in earning coverage of fixed financial charges and high internal cash generation.

 - Well established access to a range of financial markets and assured sources of alternate liquidity."

 "ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained."

CAPITAL WORLD GROWTH AND INCOME FUND
INVESTMENT PORTFOLIO, NOVEMBER 30, 1997

-------------------------------------------               ---------- ---------- ----------
Equity Securities                                          Shares or     Market Percent
(common and preferred stocks and convertible               Principal      Value  of Net
 debentures)                                                  Amount (Millions)  Assets
-------------------------------------------               ---------- ---------- ----------

TELECOMMUNICATIONS- 11.37%                                                           .00
Portugal Telecom, SA (Portugal)                            2,737,600   $125.954    1.75%
Telefonica de Espana, SA (Spain)                           2,900,000     83.579     1.16
Telecom Italia SpA, savings shares (Italy)                16,246,151     63.800
Telecom Italia SpA                                           588,775      3.676      .94
Koninklijke PTT Nederland NV (Netherlands)                 1,627,800     65.308      .91
Telecom Corp. of New Zealand Ltd. (New Zealand)            6,391,000     32.749
Telecom Corp. of New Zealand Ltd. (American Depositary                               .00
 Receipts)                                                   386,700     15.855      .89
Telecom Corp. of New Zealand Ltd. (1)                      3,038,610     15.571
Mannesmann AG (Germany)                                      120,075     55.844      .77
Hong Kong Telecommunications Ltd. (Hong Kong)             29,261,547     55.648      .77
Tele Danmark AS, Class B (American Depositary Receipts)                              .00
 (Denmark)                                                   924,100     27.607      .70
Tele Danmark AS, Class B                                     382,500     22.832
Telecom Argentina SA, Class B (American                                              .00
 Depositary Receipts) (Argentina)                          1,632,700     50.103      .70
U S WEST Communications Group (USA)                          950,000     42.928      .60
France Telecom (France) (2)                                1,080,000     39.645      .55
Telecom Italia Mobile SpA, savings shares (Italy)         12,565,800     27.459
Telecom Italia Mobile SpA                                  2,224,200      8.973      .51
TELUS Corp. (Canada)                                       1,691,700     36.417      .51
British Telecommunications PLC (United Kingdom)            4,150,000     32.012      .44
Telefonos de Mexico, SA de CV, Class L (American                                     .00
 Depositary Receipts) (Mexico)                               582,300     28.824      .40
TELECEL - Comunicacoes Pessoais, SA (Portugal) (2)           296,400     27.110      .38
Nortel Inversora SA preferred, Class B, (American
 Depositary Receipts) (Argentina)                            760,800     18.830      .26
NTL, Inc., 7.25% convertible                                                         .00
 debentures 2005 (USA) (1)                                 9,000,000     10.148      .14
SmarTone Telecommunications Holdings Ltd. (Hong Kong--                               .00
 Incorporated in Bermuda) (1)                              4,000,000      9.625      .13
Philippine Long Distance Telephone Co. (American Depositary
 Receipts) (Philippines)                                     375,000      9.281      .13
Telefonica de Argentina SA, Class B (American                                        .00
 Depositary Receipts) (Argentina)                            277,500      9.175      .13
AT&T Corp. (USA)                                             150,000      8.381      .12
Bell Atlantic Corp. (USA)                                     75,000      6.694      .09
AirTouch Communications (USA) (2)                            117,820      4.624      .06
Deutsche Telekom AG (Germany)                                132,900      2.691      .04
Telecomunicacoes Brasileiras SA, preferred nominative                                .00
 (American Depositary Receipts) (Brazil)                      14,000      1.461      .02

BANKING- 11.97%                                                                      .00
Australia and New Zealand Banking Group Ltd. (Australia)  12,571,382     85.903     1.19
Bank of New York Co., Inc. (USA)                           1,540,000     82.775     1.15
Royal Bank of Canada (Canada)                              1,509,200     80.770     1.12
ForengsSparbanken AB (Sweden)                              1,577,000     40.120      .56
Bank of Scotland (United Kingdom)                          4,200,000     35.659      .50
First Chicago NBD Corp. (USA)                                452,500     35.408      .49
Lloyds TSB Group PLC (United Kingdom)                      2,970,000     33.838      .47
ABN AMRO Holding NV (Netherlands)                          1,772,396     33.773      .47
National Bank of Canada (Canada)                           2,000,000     29.569      .41
Chase Manhattan Corp. (USA)                                  250,000     27.156      .38
Safra Republic Holdings SA (Luxembourg)                      266,000     26.866      .37
HSBC Holdings PLC (United Kingdom)                         1,050,000     25.334      .35
Westpac Banking Corp. (Australia)                          4,025,164     25.176      .35
Istituto Mobiliare Italiano SpA (American Depositary                                 .00
 Receipts) (Italy)                                           600,000     18.638      .33
Istituto Mobiliare Italiano SpA                              500,000      5.216
Grupo Financiero Banamex Accival, SA de CV, Class B
 (Mexico) (2)                                              2,993,000      6.562
Grupo Financiero Banamex Accival, SA de CV, Class L (2)      509,000      1.054      .32
Banco Nacional de Mexico, SA 11.00% convertible                                      .00
 debentures 2003 (1)                                     $15,000,000     15.713
Banc One Corp. (USA)                                         440,000     22.605      .31
Unibanco-Uniao de Bancos Brasileiros, SA (Global Depositary                          .00
 Receipts) (Brazil) (2)                                      780,000     22.425      .31
Banco de Galicia y Buenos Aires SA (American Depositary                              .00
 Receipts) (Argentina)                                       840,000     19.740      .27
First Union Corp. (USA)                                      400,000     19.500      .27
Commonwealth Bank of Australia (Australia)                 1,624,000     19.178      .27
Cie. Financiere de Paribas, Class A (France)                 250,000     18.054      .25
Wilmington Trust Corp. (USA)                                 300,000     17.512      .24
National Australia Bank Ltd. (Australia)                   1,307,527     17.237      .24
Crestar Financial Corp. (USA)                                300,000     15.413      .21
Hang Seng Bank, Ltd. (Hong Kong)                           1,500,000     13.196      .18
Washington Mutual, Inc. (USA)                                180,000     12.442      .17
Bank of Nova Scotia (Canada)                                 234,200     10.264      .14
Asahi Bank, Ltd. (Japan)                                   2,250,000      9.509      .13
Bank of the Philippine Islands (Philippines)               3,098,400      7.958      .11
Allied Irish Banks, PLC (Ireland)                            900,000      7.808      .11
Banco de Santander, SA (Spain)                               192,000      5.804      .08
TB Finance (Cayman) Ltd., non-cumulative mandatory                                   .00
 exchangeable preference shares (Japan)                          520      5.454      .08
MBL International Finance (Bermuda), 3.00% convertible debentures                    .00
 2002 (Bermuda)                                            3,800,000      4.057      .06
National Westminster Bank PLC (United Kingdom)               260,200      3.944      .05
Bangkok Bank PCL, 3.25% convertible debentures 2004                                  .00
 (Thailand) (1)                                           $5,448,000      2.288      .03

MULTI-INDUSTRY- 5.56%                                                                .00
Imasco Ltd. (Canada)                                       1,786,200     63.856      .89
Siebe PLC (United Kingdom)                                 2,720,000     49.446      .69
Suez Lyonnaise des Eaux (France)                             390,243     41.958      .58
Orkla AS, Class B (Norway)                                   351,000     27.081
Orkla AS, Class A                                            156,000     13.446      .57
Williams Holdings PLC (United Kingdom)                     6,500,000     35.328      .49
Hutchison Whampoa Ltd. (Hong Kong)                         4,857,000     32.360      .45
Lend Lease Corp. Ltd. (Australia)                            830,314     16.897      .23
Societe Generale de Belgique (Belgium)                       135,000     12.585      .18
FMC Corp. (USA) (2)                                          170,000     12.421      .17
Canadian Pacific Ltd. (Canada)                               400,000     11.325      .16
Ayala Corp., 3.00% convertible debentures 2000                                       .00
 (Philippines)                                           $10,000,000     10.850      .15
Swire Pacific Ltd., Class A (Hong Kong)                    2,000,000     10.013      .14
Jardine Strategic Holdings Ltd. (Singapore--Incorporated                             .00
 in Bermuda)                                               3,434,311      9.307      .13
Jardine Strategic Holdings Ltd., warrants, expire 1998 (2    375,000       .032
Textron Inc. (USA)                                           150,000      8.869      .12
B.A.T Industries PLC (United Kingdom)                        901,981      8.099      .11
U.S. Industries, Inc. (USA)                                  285,195      7.344      .10
Brierley Investments Ltd. (New Zealand)                    6,394,238      4.529
Brierley Investments Ltd., $0.85 convertible preferred                               .10
 shares                                                    4,025,000      2.702
Tenneco Inc. (USA)                                           150,000      6.497      .09
Industriforvaltnings AB Kinnevik, Class B (Sweden)           310,262      5.925      .08
Cie. Nationale a Portefeuille (Belgium)                       58,532      3.777
Cie. Nationale a Portefeuille, warrants,                                             .07
 expire 1999 (2)                                             105,792      1.264
Preussag AG (Germany)                                          8,000      2.286
Preussag AG, warrants, expire 2001 (2)                         3,100       .270      .03
Anglovaal Ltd., Class N (South Africa)                       171,000      1.996      .03

UTILITIES: ELECTRIC & GAS- 5.16%                                                     .00
Williams Companies, Inc. (USA)                             1,100,000     58.781      .82
Columbia Gas System, Inc. (USA)                              481,500     35.029      .49
National Power PLC (United Kingdom)                        3,480,000     33.217      .46
Southern Electric PLC (United Kingdom)                     4,174,707     31.639      .44
Scottish Power PLC (United Kingdom)                        3,066,250     24.842      .34
Empresa Nacional de Electricidad SA, (American                                       .00
 Depositary Receipts) (Chile)                              1,252,746     23.254      .32
Sonat Inc. (USA)                                             454,100     19.782      .27
Public Service Co. of New Mexico (USA)                       864,300     17.664      .25
Cia. Paulista de Forca e Luz - CPFL (Brazil)             137,000,000     17.295      .24
CalEnergy Co., Inc. (USA) (2)                                500,000     16.625      .23
Hongkong Electric Holdings Ltd. (Hong Kong)                3,310,500     11.199      .16
Long Island Lighting Co. (USA)                               400,000     10.800      .15
El Paso Natural Gas Co. (USA)                                174,200     10.691      .15
BG PLC (American Depositary Receipts)                                                .00
 (United Kingdom)                                            264,000      6.039
BG PLC                                                       794,117      3.807      .13
Northeast Utilities (USA) (2)                                653,200      8.451      .12
Australian Gas Light Co. (Australia)                       1,133,367      7.598      .11
NICOR Inc. (USA)                                             175,000      7.044      .10
Union Electric Co. (USA)                                     155,000      6.171      .09
National Fuel Gas Co. (USA)                                  127,000      5.929      .08
GPU, Inc. (USA)                                              150,000      5.925      .08
Centrais Eletricas Brasileiras SA - ELETROBRAS (Brazil)      240,000      5.850      .08
Centrica PLC (United Kingdom) (2)                          2,400,000      3.484      .05

HEALTH & PERSONAL CARE- 5.08%                                                        .00
AB Astra, Class A (Sweden)                                 4,185,733     72.618
AB Astra, Class B                                          1,390,533     23.224     1.33
Glaxo Wellcome PLC (United Kingdom)                        2,620,000     57.490      .80
Eli Lilly and Co. (USA)                                      800,000     50.450      .70
Merck & Co., Inc. (USA)                                      385,000     36.407      .51
Bristol-Myers Squibb Co. (USA)                               350,000     32.769      .45
Pfizer Inc (USA)                                             438,000     31.864      .44
Warner-Lambert Co. (USA)                                     150,000     20.981      .29
American Home Products Corp. (USA)                           278,800     19.481      .27
Novartis AG, 2.00% convertible debentures 2002                                       .00
 (Switzerland) (1)                                        $7,500,000     11.213      .16
Zeneca Group PLC (United Kingdom)                            175,000      5.583      .08
Abbott Laboratories (USA)                                     50,000      3.250      .05
Allegiance Corp. (USA)                                         6,000       .190     .00

BUSINESS & PUBLIC SERVICES- 3.71%                                                    .00
United Utilities PLC (United Kingdom)                       4,886,428    62.766      .87
Brambles Industries Ltd. (Australia)                        1,524,354    29.057      .40
Electronic Data Systems Corp. (USA)                           700,000    26.600      .37
Hyder PLC (United Kingdom)                                  1,495,000    23.771      .33
Thames Water PLC (United Kingdom)                           1,575,000    23.713      .33
Columbia/HCA Healthcare Corp. (USA)                           550,000    16.225      .23
American Water Works Co., Inc. (USA)                          540,000    15.491      .21
Vanstar Financing Trust, 6.75% convertible preferred (USA     350,000    13.825      .19
Quintiles Transnational Corp., 4.25% convertible                                     .00
 debentures 2000 (USA) (1)                               $10,000,000     11.325      .16
Omnicom Group Inc. (USA)                                      100,000     7.412      .10
Loewen Group Inc. (Canada)                                    300,000     7.406      .10
USA Waste Services, Inc. (USA) (2)                            215,000     7.108      .10
Hutchison Delta Finance Ltd., 7.00% convertible                                      .00
 debentures 2002 (Hong Kong--Incorporated in Cayman                                  .00
 Islands) (1)                                             $6,000,000      6.720      .09
Rentokil Group PLC (United Kingdom)                        1,500,000      6.317      .09
IKON Office Solutions, Inc. (USA)                            160,000      4.870      .07
Thorn PLC (United Kingdom)                                   865,260      2.191      .03
PacifiCare Health Systems, Inc., Class A (USA) (2)            29,400      1.514      .02
Unisource Worldwide, Inc. (USA)                               80,000      1.255      .02

BEVERAGES & TOBACCO- 3.70%                                                           .00
RJR Nabisco Holdings Corp. (USA)                           1,575,000     57.389      .80
Gallaher Group PLC (United Kingdom)                        7,500,000     40.636      .56
Philip Morris Companies Inc. (USA)                           900,000     39.150      .54
Imperial Tobacco Ltd. (United Kingdom)                     5,500,000     36.522      .51
Asahi Breweries, Ltd. (Japan)                              1,580,000     22.135
Asahi Breweries, Ltd. 1.00% convertible debentures 2003  Y472,000,000     5.874
Asahi Breweries, Ltd. 0.90% convertible debentures 2001  Y267,000,000     3.323      .48
Asahi Breweries, Ltd. 0.95% convertible debentures 2002  Y212,000,000     2.638
Foster's Brewing Group Ltd. (Australia)                   13,500,000     24.900      .35
Seagram Co. Ltd. (Canada)                                    525,000     16.964      .24
Coca-Cola Amatil Ltd. (Australia)                          1,009,113      7.487      .10
UST Inc. (USA)                                               200,000      6.175      .09
Lion Nathan Ltd. (New Zealand)                               990,400      2.342      .03

ENERGY SOURCES- 3.48%                                                                .00
ENI SpA (Italy)                                            4,700,000     27.395
ENI SpA (American Depositary Shares)                         100,000      5.806      .46
Elf Aquitaine (France)                                       250,000     28.996      .40
"Shell" Transport and Trading Co., PLC (New York                                     .00
 Registered Shares) (United Kingdom)                         400,000     16.675
Royal Dutch Petroleum Co. (Netherlands)                      140,000      7.285      .39
Royal Dutch Petroleum Co. (New York Registered Shares)        80,000      4.215
TOTAL, Class B (France)                                      224,487     23.566      .33
Pioneer Natural Resources Co. (USA)                          683,919     21.843      .30
Shell Canada Ltd., Class A (Canada)                        1,155,800     20.538      .28
Repsol SA (American Depositary Receipts) (Spain)             425,000     18.328      .25
NGC Corp. (USA)                                            1,020,000     16.830      .23
YPF SA, Class D (American Depositary Receipts)                                       .00
 (Argentina)                                                 450,000     15.103      .21
Mobil Corp. (USA)                                            200,000     14.387      .20
Unocal Corp. (USA)                                           360,000     14.333      .20
Engen Ltd. (South Africa)                                  1,176,000      6.598      .09
Esso SA Francaise (France)                                    78,567      6.319      .09
Burmah Castrol PLC (United Kingdom)                          206,343      3.472      .05

MERCHANDISING- 3.38%                                                                 .00
Tesco PLC (United Kingdom)                                 7,469,504     60.328      .84
Wal-Mart Stores, Inc. (USA)                                1,096,000     43.772      .61
J.C. Penney Co., Inc. (USA)                                  400,000     25.700      .36
Dixons Group PLC (United Kingdom)                          2,000,000     22.736      .32
Safeway PLC (United Kingdom)                               3,850,000     21.055      .29
Kingfisher PLC (United Kingdom)                            1,265,000     17.423      .24
AutoZone, Inc. (USA) (2)                                     550,000     16.500      .23
Giant Food Inc., Class A (USA)                               350,000     11.812      .16
Amway Japan Ltd. (Japan)                                     179,000      2.900
AJL PEPS Trust, $1.44 convertible preferred shares                                   .11
 (Japan) (2)                                                 465,000      4.999
Coles Myer Ltd. (Australia)                                1,150,491      5.638      .08
Staples, Inc., 4.50% convertible debentures 2000 (USA) (1)$3,000,000      4.035      .06
Woolworths Ltd. (Australia)                                1,219,586      3.727      .05
WHSmith Group PLC (United Kingdom)                           350,000      2.274      .03

INSURANCE- 3.07%                                                                     .00
ING Groep NV (Netherlands)                                 2,968,947    120.609     1.67
Norwich Union PLC (United Kingdom) (2)                     3,954,000     23.893      .33
Transatlantic Holdings, Inc. (USA)                           320,400     22.889      .32
National Mutual Asia Ltd. (Hong Kong)                     22,008,000     20.357      .28
GIO Australia Holdings Ltd. (Australia)                    5,851,689     14.099      .20
Guardian Royal Exchange PLC (United Kingdom)               1,100,000      5.292      .07
Prudential Corp. PLC (United Kingdom)                        406,576      4.378      .06
Corporacion Mapfre, CIR, SA (Spain)                           86,406      4.216      .06
Aetna Inc. (USA)                                              40,000      3.015      .04
PartnerRe Holdings Ltd. (Singapore - Incorporated in Berm     50,000      2.162      .03
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)           190,000       .773      .01

FOREST PRODUCTS & PAPER- 2.81%                                                       .00
Sonoco Products Co. (USA)                                    925,000     30.352      .42
Fort James Corp. (USA)                                       764,270     29.902      .41
Metsa-Serla OY, 4.375% convertible debentures 2002
 (Finland) (1)                                           $30,000,000     28.725      .40
Bowater Inc. (USA)                                           500,000     22.437      .31
Jefferson Smurfit Corp. (USA) (2)                          1,332,300     21.983      .31
Union Camp Corp. (USA)                                       300,000     18.019      .25
Champion International Corp. (USA)                           330,000     17.676      .25
APP Global Finance (V) Ltd.,
 2.00% convertible debentures 2000 (Indonesia) (1)       $15,000,000     13.500      .19
UPM-Kymmene Corp. (Finland)                                  508,960     10.931      .15
MAYR-MELNHOF Karton AG (Austria)                             145,000      8.122      .11
Carter Holt Harvey Ltd. (New Zealand)                        616,770       .893      .01

FOOD & HOUSEHOLD PRODUCTS- 2.38%                                                     .00
Reckitt & Colman PLC (United Kingdom)                      3,643,812     53.078      .74
Cadbury Schweppes PLC (United Kingdom)                     4,685,225     48.635      .67
Unilever PLC (United Kingdom)                              2,600,000     20.483
Unilever NV (Netherlands)                                    120,000      6.974      .38
Nestle SA (Switzerland)                                        8,452     12.432      .17
Groupe Danone (France)                                        76,480     12.198      .17
Cultor Ltd. (Finland)                                        227,500     11.992      .17
McCormick & Co. (USA)                                        205,000      5.433      .08

CHEMICALS- 1.95%                                                                     .00
Praxair, Inc. (USA)                                        1,092,500     48.002      .67
Millennium Chemicals Inc. (USA)                            1,550,000     35.650      .49
Sherwin-Williams Co.(USA)                                    872,000     24.907      .35
Airgas, Inc. (USA) (2)                                     1,720,100     24.081      .33
L'Air Liquide (France)                                        50,599      7.959      .11

ELECTRONIC COMPONENTS- 1.85%                                                         .00
Micron Technology, Inc. (USA) (2)                          1,350,000     33.581      .47
Advanced Micro Devices, Inc. (USA) (2)                     1,500,000     32.719      .45
Hoya Corp. (Japan)                                           527,000     16.086      .22
Intel Corp. (USA)                                            200,000     15.525      .22
Murata Manufacturing Co., Ltd. (Japan)                       440,000     13.189      .18
Altera Corp. (USA) (2)                                       200,000      9.362      .13
Delta Electronics, Inc. (Taiwan)                           1,965,000      8.754      .12
Lite-On Technology Corp., 0.75% convertible debentures 2004
 (Taiwan)                                                 $5,000,000      4.875      .06

REAL ESTATE- 1.84%                                                                   .00
CarrAmerica Realty Corp. (USA)                               750,000     22.594      .31
Cheung Kong (Holdings) Ltd. (Hong Kong)                    3,000,000     21.152      .29
Land Securities PLC, 6.00% convertible debentures 2007
 (United Kingdom)                                        $10,000,000     20.120      .28
Amoy Properties Ltd. (Hong Kong)                          21,751,500     18.713      .26
Kerry Properties Ltd. (Hong Kong)                          9,760,500     16.415      .23
Sun Hung Kai Properties Ltd. (Hong Kong)                   1,760,000     13.434      .19
Meditrust Corp., paired stock (USA)                          300,339     11.413      .16
SM Prime Holdings, Inc. (Philippines)                     52,885,000      8.394      .12

AUTOMOBILES- 1.74%                                                                   .00
Chrysler Corp. (USA)                                       1,265,000     43.405      .60
Regie Nationale des Usines Renault, SA (France) (2)        1,346,677     37.691      .52
Ford Motor Co., Class A (USA)                                398,300     17.127      .24
Suzuki Motor Corp. (Japan)                                 1,114,000     12.119      .17
Bayerische Motoren Werke AG (Germany)                         12,000      8.953      .12
Toyota Motor Corp. (Japan)                                   235,000      6.768      .09

BROADCASTING & PUBLISHING- 1.62%                                                     .00
Tele-Communications, Inc., Series A, Liberty Media Group                             .00
 (USA) (2)                                                   997,500     33.666      .47
Time Warner Inc. (USA)                                       450,000     26.212      .36
Viacom Inc., Class B (USA) (2)                               425,000     14.875      .21
CanWest Global Communications Corp. (Canada)                 741,300     12.548      .18
CANAL+ (France)                                               59,356     10.321      .14
Tidnings AB Marieberg, Class A (Sweden)                      300,000      7.691      .11
News Corp. Ltd., preferred (Australia)                     1,362,268      6.603      .09
Modern Times Group MTG AB, Class B (American Depositary
 Receipts) (Sweden) (2)                                      100,550      3.519      .05
ProSieben Media AG (Germany) (1,2)                            20,800       .997      .01

FINANCIAL SERVICES- 1.61%                                                            .00
Household International, Inc. (USA)                          261,700     32.974      .46
Freddie Mac (USA)                                            700,000     28.875      .40
Nichiei Co., Ltd. (Japan)                                    182,000     19.942      .28
Associates First Capital Corp., Class A (USA)                190,000     12.208      .17
Fannie Mae (USA)                                             200,000     10.563      .15
Medallion Financial Corp. (USA)                              275,000      5.913      .08
United Companies Financial Corp., 6.75% PRIDES                                       .00
 convertible preferred shares (USA)                           75,000      2.962      .04
Beneficial Corp. (USA)                                        32,300      2.507      .03

METALS: NONFERROUS- 1.45%                                                            .00
Aluminum Co. of America (USA)                                464,300     31.224      .43
Pechiney, Class A (France)                                   651,800     25.582      .35
Inco Ltd. (Canada)                                           850,000     16.203      .22
Teck Corp., 3.75% convertible debentures 2006 (Canada)   $14,950,000     12.110      .17
Freeport-McMoRan Copper & Gold Inc., Class A (USA)           480,300      9.576      .13
Noranda Inc. (Canada)                                        525,000      8.831      .12
Indian Aluminium Co., Ltd. (Global Depositary Receipts)                              .00
 (India)                                                     532,300      1.264      .03
Indian Aluminium Co., Ltd.                                   527,700       .963

DATA PROCESSING & REPRODUCTION- 1.16%                                                .00
3Com Corp. (USA) (2)                                         500,000     18.125      .25
Ascend Communications, Inc. (USA) (2)                        720,000     17.955      .25
Oracle Corp. (USA) (2)                                       525,000     17.489      .24
Computer Associates International, Inc. (USA)                300,000     15.619      .22
Fujitsu Ltd. (Japan)                                       1,000,000     11.192
Fujitsu Ltd., warrants, expire 2000 (2)                        3,000      2.700      .20

MISCELLANEOUS MATERIALS & COMMODITIES- 1.13%                                         .00
English China Clays PLC (United Kingdom)                   6,891,000     29.776      .41
Bunzl PLC (United Kingdom)                                 5,912,500     22.704      .32
Cie. de Saint-Gobain (France)                                111,377     15.124      .21
Crown Cork & Seal Co., Inc. (USA)                            275,000     13.423      .19

MACHINERY & ENGINEERING- 0.99%                                                       .00
Caterpillar Inc. (USA)                                       550,000     26.366      .37
Sidel SA (France)                                            210,000     11.936      .17
Svedala Industri AB (Sweden)                                 600,000     11.109      .15
Triplex Lloyd PLC (United Kingdom)                         2,534,461      8.813      .12
Daewoo Heavy Industries Ltd. (South Korea)                 1,800,000      8.219      .11
Kawasaki Heavy Industries, Ltd. (Japan)                    2,100,000      5.144      .07

ELECTRICAL & ELECTRONIC- 0.96%                                                       .00
Premier Farnell PLC (United Kingdom)                       3,238,000     22.053
Premier Farnell PLC, $1.35 convertible preferred (American                           .38
 Depositary Receipts)                                        225,000      4.950
York International Corp. (USA)                               550,000     25.472      .35
Lucent Technologies Inc. (USA)                                85,000      6.811      .09
Telefonaktiebolaget LM Ericsson, Class B (Sweden)            147,400      6.011      .08
Northern Telecom Ltd. (Canada)                                51,500      4.625      .06

ENERGY EQUIPMENT- 0.89%                                                              .00
Schlumberger Ltd. (Netherlands Antilles)                     455,000     37.452      .52
Halliburton Co. (USA)                                        500,000     26.969      .37

INDUSTRIAL COMPONENTS- 0.87%                                                         .00
Tomkins PLC (United Kingdom)                               4,400,000     22.355      .31
Lear Corp. (USA) (2)                                         352,300     16.492      .23
Morgan Crucible Co. PLC (United Kingdom)                   2,119,487     15.902      .22
Federal-Mogul Corp. (USA)                                    200,000      8.225      .11

GOLD MINES- 0.85%                                                                    .00
Barrick Gold Corp. (Canada)                                1,000,000     16.562      .23
Normandy Mining Ltd. (Australia)                          17,335,365     14.866
Normandy Mining Ltd., options, expire 2001 (2)             4,875,799       .498      .22
Driefontein Consolidated Ltd. (South Africa)               2,200,000     14.993      .21
Kloof Gold Mining Co. Ltd. (South Africa)                  2,200,000      7.746      .11
Newcrest Mining Ltd. (Australia) (2)                       6,000,000      5.962      .08

LEISURE & TOURISM- 0.55%                                                             .00
AMF Bowling, Inc. (USA) (2)                                  600,000     14.888      .21
Village Roadshow Ltd., Class A, 5.5% preferred shares (Au  2,518,592      4.885
Village Roadshow Ltd., Class A, 5.5% preferred shares (1)  2,500,000      4.849      .18
Village Roadshow Ltd.                                      1,200,000      2.875
Thistle Hotels PLC (United Kingdom)                        4,250,000     11.191      .16

METALS: STEEL- 0.47%                                                                 .00
Usinor Sacilor (France)                                    1,400,000     21.998      .31
Allegheny Teledyne Inc. (USA)                                377,000      9.708      .13
Ispat Industries Ltd., 3.00% convertible debentures                                  .00
 2001 (India) (1)                                         $2,800,000      1.428      .02
N.T.S. Steel Group PCL, 4.00% Eurobond,                                              .00
 2008 (Thailand)                                          $6,670,000       .800      .01

APPLIANCES & HOUSEHOLD DURABLES- 0.46%                                               .00
Sony Corp. (Japan)                                           350,000     29.858      .41
Philips Electronics NV (Netherlands)                          55,000      3.631      .05

TEXTILES & APPAREL- 0.17%                                                            .00
Courtaulds Textiles PLC (United Kingdom)                   1,641,500      9.725      .13
Nine West Group Inc. (USA) (2)                               110,000      2.991      .04

AEROSPACE & MILITARY TECHNOLOGY- 0.17%                                               .00
Boeing Co. (USA)                                             140,000      7.438      .10
General Motors Corp., Class H (USA)                           75,000      5.025      .07

TRANSPORTATION: AIRLINES- 0.15%                                                      .00
Air New Zealand Ltd., Class B (New Zealand)                5,320,000     10.813      .15

BUILDING MATERIALS & COMPONENTS- 0.13%                                               .00
Friedrich Grohe AG (Germany)                                  35,000      9.715      .13

TRANSPORTATION: RAIL & ROAD- 0.12%                                                   .00
Westshore Terminals Inc. (Canada)                          3,498,000      8.598      .12

CONSTRUCTION & HOUSING- 0.06%                                                        .00
Philipp Holzmann AG (Germany) (2)                             15,000      4.147      .06

RECREATION & OTHER CONSUMER PRODUCTS- 0.02%                                          .00
EMI Group PLC (United Kingdom)                               165,067      1.243      .02

MISCELLANEOUS- 0.65%                                                                 .00
Other equity securities in initial                                                   .00
 period of acquisition                                                   46.407      .65
                                                                       -------- --------
TOTAL EQUITY SECURITIES (cost:
 $4,830.245 million)                                                   6,143.926   85.26
                                                                       -------- --------
------------------------------------------               -------------
                                                           Principal
                                                              Amount
Bonds and Notes                                           (Millions)
------------------------------------------               -------------
INDUSTRIALS- 0.22%
Container Corp. of America 11.25% May 2004                    $6.000       6.570
Container Corp. of America 9.75% April 2003                    1.000       1.075     .10
Telecom Argentina STET-France Telecom SA 12.00%                                      .00
 November 2002                                                 5.500       6.410     .09
Multicanal Participacoes SA 12.625% June 2004 (1)              2.250       2.160     .03
                                                                                     .00
FINANCIAL- 0.09%                                                                     .00
Netia Holdings BV 10.25% November 2007 (1)                     4.125       3.908
Netia Holdings BV 0%/11.25% November 2007 (1,3)                3.750       2.119     .09
                                                                                     .00
ARGENTINEAN GOVERNMENT- 0.30%                                                        .00
Argentina (Republic of) 11.75% February 2007 (1)           ARP8.000        7.703
Argentina (Republic of) 11.00% October 2006                   $7.000       7.455     .30
Argentina (Republic of) 11.375% January 2017                   6.000       6.408
                                                                                     .00
SOUTH AFRICAN GOVERNMENT- 0.52%                                                      .00
South Africa 13.00% August 2010                          ZAR197.500       37.524     .52
                                                                                     .00
                                                                                     .00
                                                                       -------- --------
TOTAL BONDS AND NOTES (cost: $85.142 million)                             81.332    1.13
                                                                       -------- --------
------------------------------------------               -------------------------------

Short-Term Securities
------------------------------------------               -------------------------------
CORPORATE SHORT-TERM NOTES- 10.44%
Lloyds Bank PLC 5.50%-5.63% due 12/5/97-1/27/98               83.600      83.081    1.15
Barclays U.S. Funding Corp. 5.55%-5.70% due 12/16/97-3/3/     74.900      74.326    1.03
ABN AMRO North America Finance Inc. 5.50%-5.55%
 due 12/16/97-2/24/98                                         61.700      61.243     .85
Halifax Building Society 5.65%-5.66% due 2/23-2/27/98         43.900      43.301     .60
Deutsche Bank Financal Inc. 5.49%-5.52% due 1/6-1/8/98        43.200      42.946     .60
Societe Generale NA Inc. 5.49%-5.52% due 12/10/97-1/16/98     41.600      41.441     .58
Daimler-Benz North America Corp. 5.51%-5.70%
 due 12/4/97-1/13/98                                          33.000      32.824     .45
Rank Xerox Capital (Europe) PLC 5.50% due 12/12/97            32.200      32.141     .45
National Australia Funding 5.48% due 12/9/97-1/8/98           30.000      29.866     .41
Svenska Handelsbanken Group 5.55% due 1/5/98                  30.000      29.834     .41
Caisse d'amortissement de la dette sociale 5.52% due 2/23     30.000      29.598     .41
Siemens Capital Corp. 5.63% due 1/28/98                       25.000      24.769     .34
American Express Credit Corp. 5.54% due 12/16/97              23.400      23.342     .32
Commerzbank AG 5.70% due 1/20/98                              23.000      22.814     .32
Toronto-Dominion Holdings USA Inc. 5.55% due 2/6/98           23.000      22.749     .32
Coca-Cola Co. 5.47% due 12/9/97                               20.000      19.973     .28
Bayerische Landesbank Girozentrale 5.48% due 1/14/98          20.000      19.859     .27
Canada Bills 5.50% due 1/26/98                                20.000      19.824     .27
Abbey National North America 5.55% due 2/5/98                 18.000      17.809     .25
Sweden (Kingdom of) 5.53% due 2/24/98                         18.000      17.757     .25
Lucent Technologies Inc. 5.50% due 12/4-12/12/97              17.400      17.375     .24
France Telecom 5.70% due 1/29/98                              15.000      14.859     .21
RTZ America, Inc. 5.55% due 1/16/98 (2)                       11.700      11.613     .16
Minnesota Mining & Manufacturing Co. 5.53 due 12/16/97        10.000       9.976     .14
Bank of Montreal 5.67% due 1/23/98                             6.100       6.048     .08
Ford Credit Europe PLC 5.60% due 1/9/98                        4.000       3.975     .05
                                                                                     .00
FEDERAL AGENCY DISCOUNT NOTES- 1.73%                                                 .00
Freddie Mac 5.43%-5.47% due 12/1-12/24/97                    106.800    106.607     1.48
SLM Holding Corp. 5.47% due 1/27/98                            9.200      9.117      .13
Fannie Mae 5.44% due 1/20/98                                   8.800      8.731      .12
                                                                                     .00
U.S. TREASURY OBLIGATIONS- 0.33%                                                     .00
5.065% February 1998                                          24.000     23.751      .33
                                                                                     .00
CERTIFICATES OF DEPOSIT- 0.79%                                                       .00
Credit Suisse 5.63% due 1/5/98                                30.000     29.998      .42
Dresdner Bank 5.65% due 1/9/98                                27.000     27.000      .37
                                                                                     .00
NON-U.S. CURRENCY- 0.08%                                                             .00
New Taiwanese Dollar                                     NT$183.887       5.729      .08
                                                                                     .00
                                                                       -------- --------
TOTAL SHORT-TERM SECURITIES (cost: $965.162
 million)                                                               964.276    13.37
                                                                       --------  ------
TOTAL INVESTMENT SECURITIES (cost: $5,880.549
 million)                                                             7,189.534    99.76
Excess of cash and receivables over payables                             17.013      .24
                                                                       --------  ------
NET ASSETS                                                           $7,206.547  100.00%
========================================================             ==================

(1) Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.
(2) Non-income-producing securities.
(3) Step bond; coupon rate will increase at a later date.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements

Capital World Growth and Income Fund, Inc.
Financial Statements
----------------------------------------        ----------------------------
Statement of Assets and Liabilities                          (dollars in
at November 30, 1997                                            millions)
-----------------------------------------       ----------------------------
Assets:
Investment securities at market
 (cost: $5,880.549)                                            $7,189.534
Cash                                                                0.001
Receivables for--
 Sales of investments                                $25.605
 Sales of fund's shares                                8.329
 Dividends and accrued interest                       19.395       53.329
                                                ----------------------------
                                                                7,242.864
Liabilities:
Payables for--
 Purchases of investments                             20.586
 Repurchases of fund's shares                          3.867
 Management services                                   2.539
 Accrued expenses                                      9.325       36.317
                                                ----------------------------
Net Assets at November 30, 1997--
 Equivalent to $25.89 per share on
 278,330,687 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                           $7,206.547
                                                             ===============




                                                             ---------------
Statement of Operations                                       (dollars in
for the year ended November 30, 1997                            millions)
---------------------------------------------   ----------------------------
Investment Income:
Income:
 Dividends                                          $151.622
 Interest                                             58.378     $210.000
                                                ------------
Expenses:
 Management services fee                              27.481
 Distribution expenses                                14.623
 Transfer agent fee                                    4.345
 Reports to shareholders                               0.504
 Registration statement and prospectus                 0.634
 Postage, stationery and supplies                      0.770
 Directors' fees                                       0.142
 Auditing and legal fees                               0.048
 Custodian fee                                         2.490
 Taxes other than federal income tax                   0.073
 Other expenses                                        0.143       51.253
                                                ---------------------------
 Net investment income                                            158.747
                                                             --------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                 522.194
Net increase in unrealized appreciation on investments            221.200
 Net realized gain and increase in unrealized                ---------------
  appreciation on investments                                     743.394
                                                             ---------------
Net Increase in Net Assets Resulting
 from Operations                                                 $902.141
                                                             ===============

----------------------------------------------  ----------------------------
                                                  Year ended
Statement of Changes in Net Assets               November 30
(dollars in millions)                                   1997         1996
----------------------------------------------  ----------------------------

Operations:
Net investment income                             $  158.747   $  140.176
Net realized gain on investments                     522.194      207.627
Net increase in unrealized appreciation
 on investments                                      221.200      584.880
                                                ----------------------------
  Net increase in net assets
   resulting from operations                         902.141      932.683
                                                ----------------------------
Dividends and Distributions Paid to Shareholders:
 Dividends from net investment income               (160.940)    (138.616)
 Distributions from net realized gain on investm    (201.626)     (64.705)
                                                ----------------------------
  Total dividends and distributions                 (362.566)    (203.321)

Capital Share Transactions:
Proceeds from shares sold: 74,465,301
 and 48,019,573 shares, respectively               1,853.652    1,027.076
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments:
 14,610,266 and 9,172,617 shares, respectively       342.876      190.709
Cost of shares repurchased: 26,987,023
 and 19,581,034 shares, respectively                (669.041)    (418.893)
                                                ----------------------------
 Net increase in net assets
  resulting from capital share
  transactions                                     1,527.487      798.892
                                                ----------------------------
Total Increase in Net Assets                       2,067.062    1,528.254

Net Assets:
Beginning of year                                  5,139.485    3,611.231
                                                ----------------------------
End of year (including undistributed
 net investment income: $20.571
 and $22.074, respectively)                       $7,206.547   $5,139.485
                                                ============================




See Notes to Financial Statements

CAPITAL WORLD GROWTH AND INCOME FUND

Notes to the Financial Statements

1. Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the counter market.

    Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

    Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

    Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

    Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of November 30, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,308,985,000, of which $1,627,355,000 related to appreciated securities and $318,370,000 related to depreciated securities. During the year ended November 30, 1997, the fund realized, on a tax basis, a net capital gain of $523,742,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $1,548,000 were treated as ordinary income for federal income tax purposes. The capital gain distribution paid in December 1996 includes $433,000 of realized non-U.S. currency gains. The cost of portfolio securities for book and federal income tax purposes was $5,880,549,000 at November 30, 1997.

3. The fee of $27,481,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

    Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1997, distribution expenses under the Plan were $14,623,000. As of November 30, 1997, accrued and unpaid distribution expenses were $3,502,000.

    American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,345,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,994,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1997, aggregate amounts deferred and earnings thereon were $199,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1997, accumulated undistributed net realized gain on investments was $521,490,000 and additional paid-in capital was $5,352,653,000. To conform to its tax reporting, the fund reclassified $690,000 to undistributed net investment income and $3,652,000 to undistributed net realized currency gains, respectively, from undistributed net realized gains for the year ended November 30, 1997.

    The fund made purchases and sales of investment securities, excluding short-term securities, of $2,536,931,000 and $1,730,520,000, respectively, during the year ended November 30, 1997.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,490,000 includes $73,000 that was paid by these credits rather than in cash.

    Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1997, such non-U.S. taxes were $14,109,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $838,000 for the year ended November 30, 1997.


Per-Share Data and Ratios
                                                    <c         <c         <c         <c
                                                                                          Period
                                                      Year ended November         30   3/26/93 (1)
                                                1997       1996       1995       1994  to 11/30/93
                                           ---------- ---------- ---------- ---------- ----------


Net Asset Value, Beginning of Period         $23.77     $20.22     $17.81     $17.00      $15.08
                                           ---------  ---------  ---------- ---------- ----------
 Income From Investment Operations:
  Net investment income                         .640       .70        .61        .52         .29
  Net realized and unrealized gain on          3.045      3.91       2.72        .75        1.86
  investments                              ---------- ---------- ---------- ---------- ----------

   Total income from investment operations     3.685      4.61       3.33       1.27        2.15
                                           ---------- ---------- ---------- ---------- ----------

 Less Distributions:
  Dividends from net investment income        (.650)(2    (.72)(2    (.63)      (.46)       (.23)
  Distributions from net realized gains       (.915)      (.34)      (.29)        --          --
                                           ---------- ---------- ---------- ---------- ----------
   Total distributions                       (1.565)     (1.06)      (.92)      (.46)       (.23)
                                           ---------- ---------- ---------- ---------- ----------
Net Asset Value, End of Period               $25.89     $23.77     $20.22     $17.81      $17.00
                                           =======================================================

Total Return (3)                             16.36%     23.67%     19.41%      7.51%      14.39% (4)


Ratios/Supplemental Data:
 Net assets, end of period (in millions)     $7,207     $5,139     $3,611     $2,784      $1,521
 Ratio of expenses to average net assets       .82%       .85%       .88%        .87%       .62% (4)
 Ratio of net income to average net assets    2.53%      3.28%      3.24%       3.11%      2.01% (4)
 Average commissions paid per share (5)        .14c       .25c      1.94c      1.24c       1.31c
 Portfolio turnover rate                     32.41%     30.18%     25.50%      18.66%      2.71% (4)


(1) Commencement of operations

(2) Includes 0.2 cents and 1.5 cents
 realized non-U.S. currency gains treated as ordinary income in 1997 and 1996, respectively, for federal income tax purposes.

(3) Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

(4) Based on operations for the period shown and, accordingly, not representative of a full year's operations.

(5) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.
 Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Report of Independent Accountants
To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

Los Angeles, California
December 31, 1997


1997 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                   Dividends and Distributions Per Share

To                      Payment Date              From Net         From Net           From Net
                                                                   Realized           Realized
To Shareholders         Payment                   Investment       Short-term         Long-Term
of Record               Date                      Income           Gains              Gains
December 6, 1996        December 9, 1996          $0.12            $0.078             $0.702
March 21, 1997          March 24,1997              0.14             0.053              0.082
June 6, 1997            June 9, 1997               0.22               -                  -
September 26,1997       September 29, 1997         0.17               -                  -

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended November 30, 1997 is $0.05412 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 14% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.